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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
ARDEN GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ARDEN GROUP, INC. 2020 South Central Avenue Compton, California 90220 (310) 638-2842

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 4, 2003

        NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Arden Group, Inc. (the "Company") will be held at The Beverly Hilton Hotel, Rodeo Room in the Executive Center, 9876 Wilshire Boulevard, Beverly Hills, California, on June 4, 2003, at 10:00 a.m., Los Angeles Time, for the following purposes:

  1.
  The election of two directors by the holders of Class B Common Stock for a term of three years each;

  2.
  To ratify the selection of independent certified public accountants for the 2003 fiscal year; and

  3.
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        The close of business on April 18, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED, POSTAGE PREPAID ENVELOPE. THE RETURN OF YOUR PROXY WILL NOT PRECLUDE YOU FROM VOTING IN PERSON IF YOU CHOOSE TO ATTEND THE MEETING.

By Order of the Board of Directors

Assistant Secretary
May 1, 2003

PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED
IN FURTHER COMMUNICATION

ARDEN GROUP, INC. 2020 South Central Avenue Compton, California 90220

ANNUAL MEETING OF STOCKHOLDERS
ON JUNE 4, 2003

PROXY STATEMENT

General

        This Proxy Statement is furnished by the Board of Directors of Arden Group, Inc. (the "Company") in connection with its solicitation for use at the Annual Meeting of Stockholders (the "Meeting") to be held at The Beverly Hilton Hotel, Rodeo Room in the Executive Center, 9876 Wilshire Boulevard, Beverly Hills, California, on June 4, 2003, at 10:00 a.m. local time in Los Angeles, and at any adjournment thereof. The approximate date on which this Proxy Statement and the accompanying forms of proxy will first be sent to stockholders is May 1, 2003.

        All shares represented by a properly executed and unrevoked proxy received in time for the Meeting will be voted as specified, or, if no specification is made, for (i) the election as directors of the Board of Director's nominees and (ii) ratification of the selection of independent certified public accountants. The Company does not know of any other business that will be presented for action at the Meeting, but if any matter is properly presented, the persons named in the accompanying proxies will vote thereon in accordance with their judgment. A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with an Assistant Secretary of the Company, by timely delivery of a later proxy or by voting in person at the Meeting.

        The cost of soliciting proxies will be paid by the Company. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock of the Company and such persons will be reimbursed for their reasonable expenses. Proxies may be solicited by directors, officers or employees of the Company and its subsidiaries in person or by telephone or electronically, for which such persons will receive no special compensation. In addition, InvestorCom, Inc. ("InvestorCom") has been retained by the Company to aid in the solicitation of proxies from banks, brokers and nominees and will solicit such proxies by mail, telephone, electronically and personal interview, and request brokerage houses and nominees to forward soliciting material to beneficial owners of the Company's stock. For these services, InvestorCom will be paid a fee of $3,000 plus expenses.

Record Date; Shares Entitled to Vote; Quorum

        The Board has fixed the close of business on April 18, 2003, as the record date for the determination of holders of Class A Common Stock and Class B Common Stock entitled to notice of and to vote at the Meeting. Accordingly, only holders of shares of Class A Common Stock and Class B Common Stock of record at the close of business on such date will be entitled to vote such shares at the Meeting. At the close of business on April 18, 2003, there were outstanding 2,017,860 shares of Class A Common Stock and 1,363,584 shares of Class B Common Stock. Each share of Class A Common Stock will entitle the holder thereof to one vote on all matters described in this Proxy Statement and all other matters which could be properly brought before the Meeting (other than the election of directors by the holders of Class B Common Stock). Each share of Class B Common Stock will entitle the holder thereof to 10 votes on all matters described in this Proxy and all other matters which could be properly brought before the Meeting. As of April 18, 2003, there were approximately 1,131 holders of record of Class A Common Stock and 9 holders of record of Class B Common Stock. The presence, either in person or by properly executed proxy, of both (i) stockholders holding of record a number of shares of Class A Common Stock entitling them to exercise a majority of the voting power of such class of stock and (ii) stockholders holding of record a number of shares of Class B Common Stock entitling them to exercise a majority of the voting power of such class of stock is necessary to constitute a quorum at the Meeting.

Principal Stockholders

        As of April 18, 2003, the only persons known to the Company to own beneficially more than 5% of the then outstanding shares of Class A Common Stock or Class B Common Stock were the following:

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)	Percent of Total Vote
Class A Common Stock	City National Bank, as Trustee of the Company's Stock Bonus Plan and Trust (the "Stock Bonus Plan") 1950 Avenue of the Stars, 2nd Floor Los Angeles, CA 90067	221,162	(2)	11.0%	1.4%
Class A Common Stock	Bernard Briskin Arden Group, Inc. 9595 Wilshire Blvd., Suite 411 Beverly Hills, CA 90212	605,939	(3)(4)	30.0%	3.9%
Class A Common Stock	Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	170,700		8.5%	1.1%
Class B Common Stock	Bernard Briskin	1,362,496	(4)	99.9%	87.0%

(1)
Unless otherwise indicated to the contrary, all beneficial owners have sole investment and voting power. For purposes of this table, 1,357,200 treasury shares of Company Class A Common Stock are not deemed to be outstanding.
(2)
Does not include 186,096 shares held in trust by City National Bank and Bernard Briskin for the benefit of Mr. Briskin and his children. These shares of which City National Bank shares voting and investment power with Mr. Briskin are shown as beneficially owned by Mr. Briskin.
(3)
This amount includes the following shares: (i) 186,096 shares held in trust (of which Mr. Briskin is a trustee and shares voting and investment power with City National Bank, the other trustee) for the benefit of Mr. Briskin and his children, and (ii) 102,012 shares held in Individual Retirement Accounts for Mr. Briskin's wife. Mr. Briskin disclaims any beneficial ownership of the shares set forth in clause (ii) hereof. Mr. Briskin shares voting and investment power with respect to the shares referred to in clause (i), and he has no voting or investment power with respect to the shares referred to in clause (ii). Nothing herein should be construed as an admission that Mr. Briskin is in fact the beneficial owner of any of these shares.
(4)
This amount excludes 23,500 shares of Class A Common Stock and 4 shares of Class B Common Stock held by The Judy and Bernard Briskin Foundation of which Mr. Briskin serves as a co-trustee. Mr. Briskin disclaims any beneficial ownership with respect to these shares.

        If Mr. Briskin converted all of his Class B Common Stock to Class A Common Stock (convertible on a share-for-share basis), his and his spouse's beneficial ownership of Class A Common Stock would be increased to 1,968,435 shares or 58.2% of total shares outstanding.

ELECTION OF DIRECTORS

        As permitted under the General Corporation Law of the State of Delaware, the state in which the Company is incorporated, the Company's Restated Certificate of Incorporation provides for a classified Board of Directors, with approximately one-third of the total authorized number of directors elected each year for a term of three years by straight (as distinguished from cumulative) voting.

        Under Article Fourth of the Restated Certificate of Incorporation of the Company, so long as the total number of outstanding shares of Class B Common Stock is equal to or greater than 12.5% of the total aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock, the holders of Class A Common Stock are entitled to elect at any meeting therefor only such number of directors as, when added to the number of continuing directors previously elected by the holders of Class A Common Stock, equals 25% of the total number of authorized directors of the Company (rounded up to the nearest whole number); the remaining directors are elected by the holders of the Class B Common Stock. Currently, the total authorized number of directors is seven, entitling the holders of Class A Common Stock to be represented by two directors. The holders of Class A Common Stock have previously elected Messrs. Kenneth A. Goldman and Robert A. Davidow to terms of office expiring in 2004 and 2005, respectively. Accordingly, there are no vacancies or nominees for election by the holders of Class A Common Stock in 2003.

        The number of authorized directors who are elected by the holders of Class B Common Stock is five. The holders of Class B Common Stock are entitled to elect two directors at the Meeting. The Board of Directors has nominated Messrs. Steven Romick and Ben Winters for election as directors by the holders of Class B Common Stock with terms of office expiring in 2006. At present, there is a vacancy on the Board of Directors in the directors to be elected by holders of Class B Common Stock with a term of office expiring in 2005. The Board of Directors has not completed its search for a qualified person to fill the remaining director vacancy and has determined not to nominate any person to such vacancy at this time.

        The holders of Class B Common Stock will have 10 votes per share for each director to be elected by such stockholders. The election of the directors requires the affirmative vote of the holders of a plurality of the shares of such class of stock present, in person or by proxy, and entitled to vote at the Meeting. Any votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will be counted for purposes of determining the presence of a quorum but will not be counted and will have no effect on the vote with respect to the election of directors.

        The Board of Directors recommends that the holders of Class B Common Stock vote FOR the election of Messrs. Steven Romick and Ben Winters.

        Management is not aware of any circumstance that would render a nominee unable to serve. However, if any nominee should unexpectedly become unavailable for election, votes will be cast, pursuant to the accompanying proxies, for the election of a substitute nominee who may be selected by the present Board of Directors.

        Below is set forth certain information concerning the two nominees as of April 18, 2003. Certain of this information has been supplied by the persons shown:

Nominees for Election by Class B Common Stockholders
for a Three-Year Term Ending in 2006:

Name	Age	Principal Occupation and Other Directorships(1)	Director Since(2)	Term Expires
Steven Romick (3)	39	Investment Advisor, Senior Vice President of First Pacific Advisors, Inc.	2003	2003
Ben Winters	82	Business Consultant.	1978	2003

Continuing Directors:

        Messrs. Robert A. Davidow and Kenneth A. Goldman were elected by the holders of Class A Common Stock. Messrs. Bernard Briskin and John G. Danhakl were elected by the holders of Class B Common Stock. Certain information set forth below has been supplied by the persons named:

Name	Age	Principal Occupation and Other Directorships(1)	Director Since(2)	Term Expires
Bernard Briskin	78	Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Arden-Mayfair, Inc., a subsidiary of the Company, and Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of AMG Holdings, Inc. and Chairman of the Board and Chief Executive Officer of Gelson's Markets, both subsidiaries of Arden-Mayfair, Inc.	1970	2004
John G. Danhakl	47	Partner, Leonard Green & Partners since March 1995. Managing Director of Donaldson Lufkin Jenrette Securities Corporation from March 1990 to February 1995. Director of Big 5 Sporting Goods Corporation, Communications and Power Industries, Inc., Twinlab Corporation, Diamond Triumph Auto Glass, Inc., Liberty Group Publishing, Inc., Leslie's Poolmart, Inc., Asian Media Group LLC, MEMC Electronic Materials, Inc., VCA Antech, Inc., Petco Animal Supplies, Inc., Phoenix Scientific, Inc. and Rite Aid Corporation.	1995	2004
Robert A. Davidow	60	Director of WHX Corporation; private investor.	1993	2005
Kenneth A. Goldman	60	Attorney with Reed Smith Crosby Heafey LLP since January 2003, Attorney and Director with Crosby, Heafey, Roach & May, A Professional Corporation from September 2000 - December 2002. For more than five years prior thereto, Attorney and Principal of Sanders, Barnet, Goldman, Simons & Mosk, A Professional Corporation.	2001	2004

(1)
Unless otherwise indicated, principal occupation or occupations shown have been such for a period of at least five years in the aggregate.

(2)
Date shown for term of service indicates commencement of service as a director of the Company or Arden-Mayfair, Inc.

(3)
Mr. Steven Romick was elected by the Board of Directors to fill the remaining term of Mr. Daniel Lembark effective April 1, 2003.

Previous Director:

        Mr. Daniel Lembark served as a director of the Company from July 31, 1978 until his passing February 3, 2003. Mr. Lembark also served as chairman of the Audit Committee and a member of the Compensation Committee.

Committees and Meetings of the Board of Directors

        The Company has Audit, Compensation, Investment and Nominating Committees. Current members of the Audit Committee are Mr. Winters, chairman, and Messrs. Davidow and Romick. Mr. Lembark served as a member and chairman of the Audit Committee until his death on February 3, 2003. Mr. Romick became a member of the Audit Committee on April 1, 2003. This Committee, which monitors significant accounting policies, approves services rendered by the independent auditors, reviews audit and management reports and the independent auditors and the fees payable for their services, met five times in 2002. All the members of the Audit Committee are independent as defined in the rules of the National Association of Securities Dealers ("NASD") listing requirements. Current members of the Compensation Committee are Mr. Danhakl, chairman, and Messrs. Davidow and Winters. Mr. Lembark served as a member of the Compensation Committee until his death on February 3, 2003 and Mr. Winters became a member on April 1, 2003. This Committee, which considers and makes recommendations as to salary and incentive compensation awards to senior executive officers, met twice in 2002. Current members of the Investment Committee are Mr. Davidow, chairman, and Messrs. Briskin, Danhakl and Romick. This Committee defines the short-term investment strategy for the Company and met five times in 2002. Current members of the Nominating Committee are Mr. Winters, chairman, and Messrs. Briskin, Danhakl and Goldman. This Committee, which was established to select candidates for nomination and election as directors, met once in 2002. The Nominating Committee will consider qualified nominees recommended by stockholders. Stockholders who wish to recommend qualified nominees should write to an Assistant Secretary of the Company at 2020 South Central Avenue, Compton, California 90220, and should state the qualifications of persons proposed by them.

        During the 2002 fiscal year, the Board of Directors held six meetings. Each of the directors attended over 75% of the aggregate of all of the meetings of the Board of Directors and meetings held by all committees of the Board on which he served during such period.

Compensation of Directors

        During 2002, each non-employee director of the Company was compensated for their services as a director at an annual rate of $22,800 plus $1,000 for each Board meeting attended and $1,000 for attendance at each committee meeting. Non-employee directors who serve as committee chairmen are entitled to an additional $4,200 per year.

        During 2000, the Company issued stock appreciation rights ("SARs") covering up to 10,000 shares of the Company's Class A Common Stock to each of Messrs. Danhakl, Davidow, Lembark and Winters, the Company's then non-employee directors, with a base price of $29 1/16, representing the fair market value on the date of the grant. In 2001, Mr. Goldman was elected a director and was granted SARs covering 10,000 shares of the Company's Class A Common Stock, with a base price of $48 per share, representing the fair market value on the date of the grant. When the SARs are exercised, each unit entitles the holder to receive the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the base price. All of the units vest 25% each year beginning at the end of the first year and expire five years from the date of grant. SARs held by a director at the date of his death vest in full and are paid out as if fully exercised on the date of death. During 2002, 17,500 of the 50,000 SARs issued to non-employee directors were exercised. On February 3, 2003, 5,000 SARs held by a former director of the Company were deemed exercised on account of his death.

Beneficial Ownership of the Company's Stock by Management

        The following table shows, as of April 18, 2003, the beneficial ownership of the Company's equity securities by each director or nominees, David M. Oliver, Chief Financial Officer, and by all directors and executive officers as a group.

Name	Title of Class of Company's Stock	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)		Percent of Total Vote
Bernard Briskin	Class A Common Stock Class B Common Stock	605,939 1,362,496	(2) (2)	30.0 99.9	% %	3.9 87.0	% %
John G. Danhakl	Class A Common Stock	0
Robert A. Davidow	Class A Common Stock	0
Kenneth A. Goldman	Class A Common Stock	21,560	(3)	1.1%		(4)
David M. Oliver	Class A Common Stock	0
Steven Romick	Class A Common Stock	0
Ben Winters	Class A Common Stock	500		(4)		(4)
All directors and executive officers as a group (7 persons)	Class A Common Stock Class B Common Stock	627,999 1,362,496	(2) (2)	31.1 99.9	% %	4.0 87.0	% %

(1)
Unless otherwise indicated to the contrary, all beneficial owners have sole investment and voting power. The number of outstanding shares of Company Class A Common Stock, on which the percentages shown in this table are based, does not include 1,357,200 treasury shares of Company Class A Common Stock.

(2)
See notes (3) and (4) to the table under "Principal Stockholders" set forth above.

(3)
Held in trust by Mr. Goldman, as trustee, for grandchildren of Mr. & Mrs. Briskin.

(4)
Does not exceed 1%.

Executive Officers of the Company

        Set forth below is certain information regarding the persons who presently serve as executive officers of the Company.

Name	Age	Positions at the Company
Bernard Briskin	78	Chairman of the Board of Directors, President and Chief Executive Officer of the Company.(1)
David M. Oliver	45	Chief Financial Officer of the Company.

(1)
Principal occupation shown has been such for a period of at least five years.

        Mr. Oliver was elected Chief Financial Officer of the Company in November 1999. Mr. Oliver also serves as Chief Financial Officer of Arden-Mayfair, Inc., and Chief Financial Officer and Secretary of AMG Holdings, Inc. and Gelson's Markets. From August 1998 until he joined the Company, he worked as an independent consultant. From July 1997 to July 1998, Mr. Oliver served as Senior Vice President, Chief Financial Officer of Hughes Family Markets. He served as Vice President, Controller of The Vons Companies, Inc. from July 1994 to April 1997 and as Assistant Controller from August 1988 to June 1994. Mr. Oliver was employed by Arthur Andersen & Co. as a Certified Public Accountant in the audit department from June 1979 to May 1988.

        Executive officers of the Company are elected annually by the Company's Board of Directors and serve at the discretion of the Board, with the exception of Mr. Briskin, who has an employment agreement. See "Employment Agreement—Bernard Briskin."

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that directors and executive officers of the Company, as well as persons holding more than ten percent (10%) of a registered class of the Company's equity securities, file with the Securities and Exchange Commission initial reports of the ownership and reports of changes of ownership of Class A Common Stock and other equity securities of the Company. Based solely on review of copies of such reports furnished to the Company and written representations that no other reports were required to be filed during the fiscal year ended December 28, 2002, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than ten percent (10%) beneficial owners were complied with, except that Robert A. Davidow inadvertently failed to timely report the exercise of 5,000 stock appreciation rights. A corrective filing has been made for the aforementioned transaction.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is comprised of three directors and operates under a written charter adopted by the Board of Directors, which is required to be provided to stockholders every three years, unless amended earlier. It is expected that the charter will be updated later this year to include, prior to the effective dates, specific responsibilities mandated by the Sarbanes-Oxley Act of 2002 and the NASDAQ.

        Management is responsible for the Company's financial reporting, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is not the Audit Committee's duty or responsibility to conduct auditing or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not represent themselves to be or to currently serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management's representation that, to the best of their knowledge, the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company's financial statements. The Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions with management and the independent auditors do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

        The Audit Committee reviewed and discussed with management of the Company the audited financial statements of the Company for the fiscal year ended December 28, 2002.

        PricewaterhouseCoopers LLP ("PricewaterhouseCoopers"), the Company's independent accountants, provided the Audit Committee with the written disclosures and letter regarding its independence as required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees). The Audit Committee discussed with the independent accountants the independent accountants' independence. The Audit Committee discussed with that accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Based on the foregoing, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the fiscal year ended December 28, 2002, for filing with the Securities and Exchange Commission.

Ben Winters, Chairman
Robert A. Davidow

Members of the Audit Committee.

Audit Fees

        The aggregate fees billed to the Company by PricewaterhouseCoopers for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 28, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $130,600.

Financial Information Systems Design and Implementation Fees

        There were no fees billed by PricewaterhouseCoopers for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended December 28, 2002.

All Other Fees

        The aggregate fees billed by PricewaterhouseCoopers for services rendered to the Company, other than the services described above under "Audit Fees" during the fiscal year ended December 28, 2002 were $37,425. As of April 18, 2003, PricewaterhouseCoopers has billed the Company $11,025 for tax consulting services rendered subsequent to December 28, 2002.

        The Audit Committee reviewed the above-described fees for non-audit services and considered whether the provision of those services is compatible with maintaining the independence of PricewaterhouseCoopers.

Executive Compensation and Related Information

        General.    The following table sets forth the total annual and long-term compensation paid or accrued by the Company and its subsidiaries in connection with all businesses of the Company and its subsidiaries to or for the account of the Chief Executive Officer of the Company and each other executive officer of the Company whose total annual salary and bonus for the fiscal year ended December 28, 2002 exceeded $100,000 in the aggregate.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities-Underlying Options/SARs (#)(1)	All Other Compensation ($)(2)(3)
Bernard Briskin, Chief Executive Officer	2002 2001 2000	556,003 542,442 524,352	849,277 778,598 735,731		70,600 13,600 69,200

David M. Oliver, Chief Financial Officer	2002 2001 2000	165,428 160,000 150,654	25,000 25,000 25,000	2,500	16,000 13,600

(1)
The Company did not grant to Mr. Briskin or Mr. Oliver any restricted stock or stock options and made no payout to them on any long-term incentive plan in fiscal years 2002, 2001 or 2000. The Company granted units of SARs covering 2,500 shares of Class A Common Stock under the Phantom Stock Plan to Mr. Oliver in 2000. No other SARs were granted to Mr. Briskin or Mr. Oliver in 2002, 2001 or 2000.
(2)
Includes the Company's contributions to the Arden Group, Inc. 401(k) Retirement Savings Plan. In 2002, Mr. Briskin and Mr. Oliver were each allocated $16,000 to their 401(k) accounts.
(3)
Perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of the compensation received by Mr. Briskin in 2001 or by Mr. Oliver in any of the years for which compensation information is reported. In accordance with his employment agreement, Mr. Briskin received approximately $50,000 and $55,600 in medical expense reimbursements in 2002 and 2000, respectively. Other compensation also includes $4,600 for use of a Company-owned automobile by Mr. Briskin in 2002.

        The following table provides information on the exercise of SARs by the named executive officer in fiscal 2002 and the number of that officer's SARs that were unexercised at December 28, 2002:

AGGREGATED SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
YEAR-END UNEXERCISED SARS

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised SARs at Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money SARs at Fiscal Year-End ($) Exercisable/ Unexercisable
David M. Oliver	1,250	47,151	0/1,250	0/39,900

Compensation Committee Interlocks and Insider Participation

        The Board of Directors has a Compensation Committee. In 2002, the Compensation Committee was comprised of the following directors, none of whom are or have been officers or employees of the Company:

        John G. Danhakl, Chairman
        Robert A. Davidow
        Kenneth A. Goldman (served as Committee member through June 18, 2002)
        Daniel Lembark (deceased February 3, 2003)

        During 2002, Mr. Goldman was a director of a law firm which performed legal services for the Company.

Report of the Compensation Committee of the Board of Directors

        The Compensation Committee of the Board of Directors (the "Committee") is composed of three outside directors and is responsible for the development of Company policies relating to executive compensation. The Committee's principal objective is to aid the Company in achieving its goals by the establishment of compensation policies which will attract and retain superior talent and also reward performance.

        The compensation of Mr. Bernard Briskin, the Chief Executive Officer of the Company, is established under an employment agreement, as amended (the "Employment Agreement") which presently expires on January 1, 2005. The Employment Agreement provides that, upon the expiration of the initial term on January 1, 2004, the term thereof is automatically extended for successive periods of one fiscal year each unless either the employers or Mr. Briskin gives notice of termination not less than 15 months and no more than 18 months prior to the date upon which the term of the Employment Agreement will expire. Pursuant to the terms of the Employment Agreement, Mr. Briskin's base salary increases on January 1 of each year based upon increases in the Consumer Price Index subject to a maximum annual increase of 4%. His annual bonus is equal to 2 1/2% of the Company's first $2,000,000 of Pre-Tax Profits (as defined in the Employment Agreement) plus 3 1/2% of Pre-Tax Profits in excess of $2,000,000. Since Mr. Briskin's bonus is determined on the basis of the Pre-Tax Profits of the Company, a portion of his compensation is directly related to the performance of the Company. In 1998, stockholders approved Mr. Briskin's current bonus arrangement. Under the Employment Agreement, Mr. Briskin's annual base salary and bonus for fiscal 2002 were $556,003 and $849,277, respectively. On January 1, 2003, his annual base salary was increased to $573,239 in accordance with the terms of the Employment Agreement.

        The Committee recommends compensation for executives other than Mr. Briskin to the Board of Directors. Such compensation is designed to achieve an overall level of compensation which is competitive with other companies in the supermarket business in Southern California. By taking into account the individual performance and responsibility of the executives involved and the annual and long-term performance of the Company, the actual compensation level for such executives recommended by the Committee may be greater or less than the average of competitive levels in such other companies. Accordingly, the Committee exercises its best judgment in setting executive compensation based upon a number of internal, external and individual factors.

        The Company's Stock Bonus Plan, 401(k) Retirement Savings Plan and Phantom Stock Plan are included as a component of executive compensation and this, as well as the other factors, operates to link a portion of executive compensation to Company profitability.

        In general, Section 162(m) of the Internal Revenue Code of 1986, as amended, disallows deductions by a publicly traded corporation for compensation in excess of $1,000,000 to its chief executive officer or any of its four other highest paid officers. The Committee does not expect that any executive officer's compensation for the 2003 fiscal year will exceed the $1,000,000 IRS deduction cap since the amount of Mr. Briskin's annual bonus arrangement, which was approved by stockholders in 1998, should be excluded from the computation to determine whether his compensation exceeds the $1,000,000 deduction cap.

John G. Danhakl, Chairman
Robert A. Davidow

Members of the Compensation Committee.

Stock Performance Graph

        The following graph compares the cumulative stockholder return on the Arden Group, Inc. Class A Common Stock ("Stock") with the cumulative total return of the S&P 500 Stock Index and the S&P Food Retailers Index for the five-year period ending December 31, 2002. The graph assumes that $100 was invested on December 31, 1997, in the Stock and in each of the above-mentioned indices with all dividends reinvested. The information presented in the graph was obtained by the Company from outside sources it considers to be reliable but has not been independently verified by the Company.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

$300
$250
$200
$150
$100
$50
$0
1997
1998
1999
2000
2001
2002
Arden Group, Inc.
S&P 500 Index
S&P Food Retail

Stock Bonus Plan

        The Company maintains a non-contributory, trusteed Stock Bonus Plan (the "Plan") which is qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended. Under the Third Amendment to the Plan, effective January 1, 2002, no new participants or contributions to the Plan are allowed. Any assets of the Plan which are not invested in the Company's Class A Common Stock may be invested in certain government backed securities. There were no contributions to the Plan in 2002.

Phantom Stock Plan

        In 1998, the Company adopted a Phantom Stock Plan (the "SARs Plan") which provides for the granting of units in the form of SARs covering up to 35,000 shares of the Company's Class A Common Stock to persons who are at the vice president or higher level of the Company. Each unit entitles the holder to receive upon exercise thereof the excess of the fair market value of a share of Class A Common Stock on the date of exercise over the fair market value of such share on the date specified by the committee administrating the SARs Plan at the time of grant. All of the units vest 25% each year beginning at the end of the first year over a four-year period and expire five years from the date of grant.

Arden Group, Inc. 401(k) Retirement Savings Plan

        Effective January 1, 1992, the Company's Board adopted the Arden Group, Inc. 401(k) Retirement Savings Plan (the "Company Savings Plan"). All non-union employees of the Company and its subsidiaries who have attained the age of 18 and have completed at least one year of service are entitled to participate in the Company Savings Plan. The Company Savings Plan provides that, with certain limitations, a participating employee may elect to contribute up to 15% of such employee's annual compensation to the Company Savings Plan on a tax-deferred basis. Annual contributions have been made by the Company in a discretionary amount as determined by the Company each year.

Employment Agreement—Bernard Briskin

        Mr. Briskin is employed as the Chairman of the Board of Directors, President and Chief Executive Officer of the Company and Arden-Mayfair, Inc., and the Chairman of the Board, President, Chief Executive Officer and Chief Operating Officer of AMG Holdings, Inc. and Chairman of the Board and Chief Executive Officer of Gelson's Markets pursuant to an Employment Agreement. The compensation of Mr. Briskin is established under an Employment Agreement, as amended ("the Employment Agreement") which presently expires on January 1, 2005. The Employment Agreement provides that, upon the expiration of the initial term on January 1, 2004, the term thereof is automatically extended for successive periods of one fiscal year each unless either the employers or Mr. Briskin gives notice of termination not less than 15 months and no more than 18 months prior to the date upon which the term of the Employment Agreement will expire.

        The Employment Agreement provides for an annual base salary of $500,000 and a bonus based upon the Pre-Tax Profits of the Company. The annual base salary is subject to increases on January 1 of each year commencing January 1, 1998 based upon increases in the Consumer Price Index subject, however, to a maximum annual increase of 4%. The annual bonus is equal to 2 1/2% of the Company's first $2,000,000 of Pre-Tax Profits (as defined in the Employment Agreement) plus 3 1/2% of Pre-Tax Profits in excess of $2,000,000.

        The Employment Agreement also provides for certain expense reimbursements and personal benefits, including payment or reimbursement for uninsured medical expenses of Mr. Briskin and his immediate family up to a maximum of $200,000 during any calendar year, and annual retirement compensation equal to twenty-five percent of Mr. Briskin's average base salary and bonus earned in the last three fiscal years prior to his retirement and continuation of health insurance benefits and automobile allowance.

        The Employment Agreement provides that its terms will be subject to review during the 2002 fiscal year by the Compensation Committee of the Board of Directors. Pursuant to this provision, discussions have taken place between Mr. Briskin and the Company concerning amendments of certain provisions of the Employment Agreement. As of the date of this Proxy Statement these discussions are continuing.

RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        On June 14, 2002, PricewaterhouseCoopers LLP was appointed to serve as the Company's independent certified public accountants for the year ended December 28, 2002 and Arthur Andersen LLP (the "Former Accountant") was dismissed as independent certified public accountants. The decision to change independent accountants was recommended by the Audit Committee and approved by the Board of Directors.

        The Former Accountant's report on the Company's consolidated financial statements for the fiscal year ended December 29, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year ended December 29, 2001 and the subsequent interim period preceding the decision to change independent certified public accountants, there were no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference to the subject matter of the disagreement in connection with the audit reports on the Company's consolidated financial statements for such years, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Company's Board of Directors, upon recommendation of its Audit Committee, has selected PricewaterhouseCoopers, independent certified public accountants, to audit the books, records and accounts of the Company and its consolidated subsidiaries for the 2003 fiscal year. If the stockholders do not ratify the appointment of PricewaterhouseCoopers, other certified public accountants will be appointed by the Board on recommendation of the Audit Committee.

        It is anticipated that representatives of PricewaterhouseCoopers will attend the Meeting with the opportunity to make any statement they may desire to make, and will be available to respond to appropriate questions from stockholders.

        Ratification of the selection of independent certified public accountants for the Company requires the affirmative vote of a majority in voting interest of the stockholders present, in person or by proxy, and entitled to vote at the Meeting. Abstentions and broker non-votes will not be voted for or against this proposal, but will have the effect of negative votes since an affirmative vote of a majority in voting interest of stockholders present and eligible to vote is required to ratify the selection.

        The Board of Directors recommends a vote FOR ratification of the selection of PricewaterhouseCoopers.

CERTAIN OTHER TRANSACTIONS

        In connection with the purchase by Mr. Briskin of shares of the Company's Class A Common Stock in 1979 and 1980, the Company loaned Mr. Briskin $212,500 and $303,750, respectively which loans were represented by promissory notes. Effective January 1, 1997, the terms of the notes were modified to extend the maturity date from December 31, 2000 to December 31, 2003 and to reduce the annual principal payments from $73,850 to $40,000 with the balance due at maturity plus interest at 6% per annum. On December 5, 2001, the Company's Board of Directors voted to extend the due date of the December 31, 2001 principal payment of $40,000 to December 31, 2002. In August 2002, Mr. Briskin repaid the notes in full.

        Mr. Goldman, a director of the Company, was also a director of a law firm which performed legal services for the Company. Mr. Goldman is a partner in a law firm which has and is expected to perform legal services for the Company during 2003.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

        In the event that a stockholder wishes to submit a proposal for consideration by the stockholders of the Company at the 2004 Annual Meeting of Stockholders in conformity with current Securities and Exchange Commission proxy regulations, any such proposal must be received by any Assistant Secretary of the Company no later than January 2, 2004 in order for it to be includable in the proxy statement for such Annual Meeting. If a stockholder intends to present a proposal at the 2004 Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by March 17, 2004.

By Order of the Board of Directors

Assistant Secretary
May 1, 2003

P R O X Y	C L A S S A C O M M O N

ARDEN GROUP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ARDEN GROUP, INC.

        Bernard Briskin, Kenneth A. Goldman and Ben Winters are hereby appointed proxies (each with power to act alone and with power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Arden Group, Inc., at The Beverly Hilton Hotel, Beverly Hills, California at 10:00 a.m. on June 4, 2003 and all adjournments thereof, on the matters set forth below, and in their discretion upon any other matters brought before the meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1

1.
FOR    ☐    AGAINST    ☐    ABSTAIN    ☐    the proposal to ratify the selection of PricewaterhouseCoopers as independent public accountants of the Company.

(Continued and to be signed on other side)

(Continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        The undersigned hereby revokes all prior proxies.

PLEASE SIGN, DATE, AND MAIL THIS PROXY TODAY

                        Dated __________________________________________

                        Signature ________________________________________

                        Signature ________________________________________

                        ☐      I/WE PLAN TO ATTEND THE MEETING.

                        Please be sure to date this Proxy and to sign exactly as your name appears hereon; joint owners should each sign, if by a corporation, in the manner usually employed by it; if by a fiduciary, the fiduciary's title should be shown.

                        YOUR VOTE IS IMPORTANT.

P R O X Y	C L A S S B C O M M O N

ARDEN GROUP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF ARDEN GROUP, INC.

        Bernard Briskin, Kenneth A. Goldman and Ben Winters are hereby appointed proxies (each with power to act alone and with power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of Arden Group, Inc., at The Beverly Hilton Hotel, Beverly Hills, California at 10:00 a.m. on June 4, 2003 and all adjournments thereof, on the matters set forth below, and in their discretion upon any other matters brought before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS NO. 1 AND 2.

1.
ELECTION OF DIRECTORS

FOR / / the nominees listed below

WITHHOLD AUTHORITY / / to vote for the nominees listed below

  (a)
  Steven Romick    (b) Ben Winters

  (Instruction: To withhold authority to vote for any nominee, strike a line through that nominee's name above)

2.
FOR / /    AGAINST / /     ABSTAIN / /    the proposal to ratify the selection of PricewaterhouseCoopers as independent public accountants of the Company.

(Continued and to be signed on other side)

(Continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED, BUT IF NO SPECIFICATION IS MADE, IT WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS.

        The undersigned hereby revokes all prior proxies.

PLEASE SIGN, DATE, AND MAIL THIS PROXY TODAY

                        Dated __________________________________________

                        Signature ________________________________________

                        Signature ________________________________________

                        ☐      I/WE PLAN TO ATTEND THE MEETING.

                        Please be sure to date this Proxy and to sign exactly as your name appears hereon; joint owners should each sign, if by a corporation, in the manner usually employed by it; if by a fiduciary, the fiduciary's title should be shown.

                        YOUR VOTE IS IMPORTANT.

QuickLinks

PROXY STATEMENT
ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
SUMMARY COMPENSATION TABLE
AGGREGATED SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END UNEXERCISED SARS
RATIFICATION OF SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
CERTAIN OTHER TRANSACTIONS
DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS